Long-Term Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt

	December 31, 2022 $	December 31, 2021 $
U.S. Dollar-denominated Revolving Credit Facility due in 2023	250,000	165,000
U.S. Dollar-denominated Term Loans and Bonds due from 2024 to 2030	791,466	791,271
Norwegian Krone-denominated Bonds due from 2023 to 2026	290,703	323,193
Euro-denominated Term Loans due in 2023 and 2024	82,296	115,392
Total principal	1,414,465	1,394,856
Unamortized discount and debt issuance costs	(10,020)	(15,214)
Total debt	1,404,445	1,379,642
Less current portion	(477,168)	(156,064)
Long-term debt	927,277	1,223,578
As at December 31, 2022, the Company had one revolving credit facility available, which provided for borrowings of up to $295.0 million (December 31, 2021 – two revolving credit facilities, which provided for borrowings of up to $400.4 million), of which $45.0 million (December 31, 2021 – $235.4 million) was undrawn. Interest payments are based on LIBOR plus a margin of 1.40%. The revolving credit facility matures in December 2023. The revolving credit facility is unsecured and may be used by the Company for general company purposes.
As at December 31, 2022, the Company had six U.S. Dollar-denominated term loans and bonds outstanding, which totaled $791.5 million in aggregate principal amount (December 31, 2021 – $791.3 million). Interest payments on the term loans are based on LIBOR plus a margin, where margins ranged from 1.85% to 3.25%, and interest payments on the bonds are fixed and range from 4.11% to 4.41%. The six combined term loans and bonds require quarterly interest and principal payments and five have balloon or bullet repayments due at maturity. The term loans and bonds are collateralized by first-priority mortgages on the 14 Company vessels to which the loans relate, together with certain other related security. In addition, as at December 31, 2022, all of the outstanding term loans were guaranteed by either the Company or the ship-owning entities within Teekay Nakilat Corporation (or the RasGas II Joint Venture), in which the Company has a 70% ownership interest.
As at December 31, 2022 and 2021, the Company had Norwegian Krone (or NOK) 2.9 billion of senior unsecured bonds in the Norwegian bond market that mature through 2026. As at December 31, 2022, the total amount of the bonds, which are listed on the Oslo Stock Exchange, was $290.7 million (December 31, 2021 – $323.2 million). The interest payments on the bonds are based on Norwegian Interbank Offered Rate (or NIBOR) plus a margin, where margins ranged from 4.60% to 5.15%. The Company entered into cross currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.74% to 7.89% and the transfer of principal fixed at $331.0 million upon maturity in exchange for NOK 2.9 billion (see Note 13). In connection with the Stonepeak Transaction, the Company changed its trading symbols for its NOK-denominated bonds as follows: SPK05 (formerly TKLNG05), SPK06 (formerly TKLNG06) and SPK07 (formerly TKLNG07).
As at December 31, 2022, the Company had two Euro-denominated term loans outstanding, which totaled 76.9 million Euros ($82.3 million) (December 31, 2021 – 101.5 million Euros ($115.4 million)). Interest payments for one of the term loans are based on the Euro Interbank Offered Rate (or EURIBOR) plus a margin. Interest payments on the remaining term loan are based on EURIBOR where EURIBOR is limited to zero or above zero values, plus a margin. Margins on the term loans ranged from 0.60% to 1.95%. The terms loans require monthly and semi-annual interest and principal payments. The term loans have varying maturities through 2024. The term loans are collateralized by first-priority mortgages on two of the Company vessels to which the loans relate, together with certain other related security and are guaranteed by the Company and one of its subsidiaries.
The weighted-average interest rates for the Company’s long-term debt outstanding as at December 31, 2022, and 2021 were 6.63% and 3.22%, respectively. These rates do not reflect the effect of related interest rate swaps that the Company has used to economically hedge certain of its floating-rate debt (see Note 13).
All Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Company’s NOK-denominated bonds, the Company’s Euro-denominated term loans and restricted cash, and the change in the valuation of the Company’s cross currency swaps, the Company incurred foreign exchange gains (losses) of $25.5 million, $8.6 million, and $(21.4) million for the years ended December 31, 2022, 2021 and 2020, respectively.
The aggregate annual long-term debt principal repayments required under these revolving credit facilities, loans and bonds subsequent to December 31, 2022, are $480.0 million (2023), $133.9 million (2024), $184.9 million (2025), $404.6 million (2026), $29.8 million (2027) and $181.3 million (thereafter).
Certain loan agreements require that (a) the Company maintains minimum levels of tangible net worth and aggregate liquidity, (b) the Company maintain certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Company not exceed a maximum amount of leverage, and (d) certain of the Company’s subsidiaries maintain restricted cash deposits. As at December 31, 2022, the Company had four credit facilities with an aggregate outstanding loan balance of $444.1 million that require it to maintain minimum vessel-value-to-outstanding-loan-principal-balance ratios of 110%, 120%, 120% and 135%, which as at December 31, 2022 were 136%, 139%, 167%, and 260%, respectively. The vessel values used in calculating these ratios are the appraised values provided by third parties, where available, or prepared by the Company based on second-hand sale and purchase market data. Since vessel values can be volatile, the Company’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Company sold any of the vessels. The Company’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Company's subsidiaries are in default under their term loans and, in addition, one of the term loans in the RasGas II Joint Venture requires it to satisfy a minimum vessel value to outstanding loan principal balance ratio to pay dividends. As at December 31, 2022, the Company was in compliance with all covenants relating to the Company’s credit facilities and other long-term debt.